UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 29, 2018

______________

ADVANCE AUTO PARTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-16797	54-2049910
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)
5008 Airport Road, Roanoke, Virginia	24012
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code (540) 362-4911

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ⃞

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ⃞

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Departure of Principal Financial Officer

On April 2, 2018, the Advance Auto Parts, Inc. (“Company”) announced that Mr. Thomas Okray has tendered his resignation as Executive Vice President and Chief Financial Officer, effective on April 15, 2018.  Mr. Okray’s departure is not the result of any disagreement regarding the Company’s operations, financial reporting or accounting policies, procedures, estimates or judgments.

(c) Appointment of Interim Principal Financial Officer

In addition, on April 2, 2018, the Company announced that Jeffrey W. Shepherd, the Company’s Senior Vice President, Controller and Chief Accounting Officer (Principal Accounting Officer) has been appointed by the Company’s Board of Directors to assume the additional responsibilities of Interim Chief Financial Officer, effective April 13, 2018 and until such time as a permanent replacement has been identified.

In connection with his appointment as Interim Chief Financial Officer, Mr. Shepherd and the Company have agreed to an enhanced compensation arrangement, which has been approved by the Compensation Committee of the Board (“Committee”). Pursuant to this compensation arrangement, Mr. Shepherd will receive a special award of time-based restricted stock units with a grant date value of $250,000, which will vest in three equal increments on the first, second and third anniversaries of the grant date.

Mr. Shepherd, 45, has served in his current role with the Company since March 1, 2017.  Prior to joining the Company, he was employed by General Motors Company from September 2010 to February 2017 in various accounting and finance roles, including Controller - General Motors Europe from July 2015 to February 2017, Director - Consolidation and SEC Reporting from June 2013 to July 2015 and Director - Analysis and Reporting from September 2010 to June 2013. Prior to joining General Motors, Mr. Shepherd worked for Ernst & Young, a public accounting firm, from October 1994 to August 2010. Mr. Shepherd is a certified public accountant.

Item 7.01 Regulation FD Disclosure.

On April 2, 2018, the Company issued a press release which contained the announcement of the departure of Thomas B. Okray, Executive Vice President and Chief Financial Officer, effective April 15, 2018, and the appointment of Jeffrey W. Shepherd, the Company’s Senior Vice President, Controller and Chief Accounting Officer to the additional role of Interim Chief Financial Officer, effective April 13, 2018.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

99.1	Press Release, dated April 2, 2018, issued by Advance Auto Parts, Inc.

Note: With the exception of the information contained in Item 5.02, the information contained in this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCE AUTO PARTS, INC.
(Registrant)

Date: April 2, 2018	/s/ Jeffrey W. Shepherd
(Signature)*
Jeffrey W. Shepherd
Senior Vice President, Controller and Chief
Accounting Officer

* Print name and title of the signing officer under his signature.

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press Release, dated April 2, 2018, issued by Advance Auto Parts, Inc.